Financial Instruments - Schedule of Derivatives Not Designated as Hedging Instruments - Net Effect on the Statement Of Comprehensive Income (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024
Fair Value, Option, Quantitative Disclosures [Line Items]
Total	$ (1,462)	$ 186	$ (1,660)	$ 2,326
Reclassification to Interest and finance costs net due to de-designations [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gain (Loss) on Interest Rate Derivative Instruments Not Designated as Hedging Instruments	(998)	(210)	(1,284)	586
Bunker and EUAs swaps	$ (464)	$ 24	$ (376)	$ 1,740